SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2004

Eagle Food Centers, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number  0-17871

DELAWARE	36-3548019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

RT. 67 & KNOXVILLE RD., MILAN, ILLINOIS	61264
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (309) 787-7700

Eagle Food Centers, Inc. files Monthly Operating Report with Court.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(c)                                  Exhibits:

99.1 Eagle Food Centers, Inc. Monthly Operating Report for November, 2003.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE FOOD CENTERS, INC. (Registrant)

By: /s/ Randall D. McMurray	January 28, 2004
Randall D. McMurray	Date

V.P., Controller and

Acting Chief Financial Officer